SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

 Filed by the Registrant |X|
 Filed by a Party other than the Registrant |_|

 Check the appropriate box:
 |_| Preliminary Proxy Statement               |_|Confidential, for Use of the,
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
 |X| Definitive Proxy Statement
 |_| Definitive Additional Materials
 |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Universal Security Instruments, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
        |X| No fee required.
        |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1) Title of each class of securities to which transaction applies:

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          (2) Aggregate number of securities to which transaction applies:

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          (3) Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee
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          |_| Fee paid previously with preliminary materials.

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          |_| Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

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          (4) Date Filed:

                      UNIVERSAL SECURITY INSTRUMENTS, INC.
                             7-A GWYNNS MILL COURT
                          OWINGS MILLS, MARYLAND 21117


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD
                               SEPTEMBER 8, 2003


To the Stockholders of Universal Security Instruments, Inc.:

          The Annual Meeting of Stockholders of Universal Security Instruments, Inc., a Maryland corporation (the "Company"), will be held at Marriott's Hunt Valley Inn, 245 Shawan Road, Hunt Valley, Maryland, on Monday, September 8, 2003 at 9:00 a.m., local time, for the following purposes:

          1. To elect one director to serve for a term ending in 2006 and until his successor is duly elected and qualifies;

          2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

          The Board of Directors has fixed July 21, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.


                                            By Order of the Board of Directors

                                            Harvey B. Grossblatt
                                            Secretary

Owings Mills, Maryland
July 24, 2003



                       IMPORTANT - YOUR PROXY IS ENCLOSED

          WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND MAIL THE ACCOMPANYING FORM OF PROXY TO THE COMPANY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

UNIVERSAL SECURITY INSTRUMENTS, INC.
7-A GWYNNS MILL COURT
OWINGS MILLS, MARYLAND  21117
(410) 363-3000

PROXY STATEMENT

          The accompanying proxy is solicited by the Board of Directors of Universal Security Instruments, Inc., a Maryland corporation (the "Company"), in connection with the Annual Meeting of Stockholders to be held on Monday,
September 8, 2003, or any adjournments or postponements thereof, for the purposes set forth in the accompanying notice of the meeting. The Board of Directors has fixed the close of business on July 21, 2003 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding 1,124,795 shares of the Company's Common Stock, par value $.01 per share (the "Shares").

          Each record holder of Shares on the Record Date is entitled to one vote for each Share held on all matters to come before the meeting, including the election of directors. Shares may be voted in person or by proxy. The accompanying proxy may be revoked by the person giving it at any time prior to its being voted by filing a written notice of such revocation or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the meeting and voting in person.

                              BENEFICIAL OWNERSHIP

          The following table reflects the names and addresses of the only persons known to the Company to be the beneficial owners of 5% or more of the Shares outstanding as of the Record Date. For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934 requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those Shares.

Name and Address                  Shares Beneficially              Percent
of Beneficial Owner                     Owned                      of Class
-------------------                     -----                      --------

Stephen Knepper                       151,801(1)                     12.9%
7-A Gwynns Mill Court
Owings Mills, MD 21117

Ronald S. Lazarus                     128,850(2)                     10.7%
7-A Gwynns Mill Court
Owings Mills, MD 21117

Harvey B. Grossblatt                   73,396(3)                      6.6%
7-A Gwynns Mill Court
Owings Mills, MD 21117

Bruce Paul                            104,500                         9.3%
One Hampton Road
Purchase, NY 10577

Michael Kovens                        285,264                        25.4%
6 Regency Court
Baltimore, MD 21208

----------------------------

(1) Includes 52,500 Shares which Mr. Knepper presently has the right to acquire through the exercise of stock options and 2,170 Shares held by a trust in which Mr. Knepper has voting control.
(2) Includes 8,750 Shares owned jointly by Mr. Lazarus and his wife, and 82,000 Shares which Mr. Lazarus presently has the right to acquire through the exercise of stock options.
(3) Includes 64,974 Shares which Mr. Grossblatt presently has the right to acquire through the exercise of stock options.

                             ELECTION OF DIRECTORS

          At the Annual Meeting, the Board of Directors will consist of five directors. Pursuant to Articles Supplementary filed by the Company on October 14, 2002, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualify. The Board has nominated Ronald A. Seff, M.D. for election as director at the 2003 Annual Meeting to serve for a term of three years each and until his successor is elected and qualifies. The terms of office of Cary Luskin and Howard Silverman, Ph.D. will expire at the 2004 Annual Meeting, and the terms of office of Stephen
C. Knepper and Harvey B. Grossblatt will expire at the 2005 Annual Meeting. Under the Bylaws of the Company, the affirmative vote of the holders of a majority of the stock issued and entitled to vote is necessary to elect a director. A quorum for the Annual Meeting consists of a majority of the issued and outstanding Shares present in person or by proxy and entitled to vote. Withholding of a vote will have the same effect as a vote against the director.

          Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominee. If the nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend. Alternatively, the Board of Directors may reduce the size of the Board to eliminate any vacancy caused by the nominee's inability to serve. At this time, the Board does not anticipate that the nominee will be unavailable to serve.

          The following table sets forth, for the nominee and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company, and the expiration of his current term. There are no known arrangements or understandings between any director or nominee for director of the Company and any other person pursuant to which such director or nominee has been selected as a director or nominee.


                                                  Director       Current Term
                Name                  Age          Since          to Expire
                ----                  ---         --------       ------------
   Board Nominees for Term to Expire in 2006

   Ronald A. Seff, M.D.               55           2002              2003

   Directors Continuing in Office

   Cary Luskin                        46           2002              2004
   Howard Silverman, Ph.D.            61           2002              2004
   Stephen C. Knepper                 59           1970              2005
   Harvey B. Grossblatt               56           1996              2005

Presented below is certain information concerning the nominees and directors continuing in office. Unless otherwise stated, all directors and nominees have held the positions indicated for at least the past five years.

          Ronald A. Seff, M.D. has been in the private practice of ophthalmology since 1977. From 1977 until 1998, Dr. Seff practiced with, and was a senior executive of, a large medical practice with four offices in Maryland.

          Cary Luskin has been in the retail electronic business since 1978. Since 1998, Mr. Luskin has been President of The Big Screen Store, Inc., a chain of large-screen television retail stores.

          Howard Silverman, Ph.D. has been in the mental health field for over 30 years. From 1990 to 2001, Dr. Silverman was Vice President of Magellan Health Service, and since 2001 he has served as a consultant in the field.

          Stephen C. Knepper served as Chairman of the Board of the Company from 1970 to 1996, and as Vice Chairman of the Board from 1996 to October 2001. Since October 2001, Mr. Knepper has served, once again, as Chairman of the Board of the Company.

          Harvey B. Grossblatt has been Chief Financial Officer of the Company since 1983, Secretary and Treasurer of the Company since 1988, President of the Company since 1996, and Chief Operating Officer of the Company since April 2003.

Committees and Meetings of the Board of Directors

          In the fiscal year ended March 31, 2003, the Company did not have any standing nominating or compensation committees of the Board of Directors, or committees performing similar functions. Effective June 28, 2002, the Board of Directors created an Audit Committee consisting of Mr. Luskin and Dr. Silverman, each of whom is independent as independence is defined in the listing standards of the American Stock Exchange. The Board of Directors has adopted a charter for the Audit Committee which is attached to this Proxy Statement as Appendix A.

          During the fiscal year ended March 31, 2003, the Board of Directors held nine meetings and the Audit Committee held one meeting. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees on which the director served during such year.

Compliance With Section 16(a) of the Exchange Act

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and each person who owns more than 10% of the Company's Shares, file with the Securities and Exchange Commission an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Shares. To the Company's knowledge, based solely upon the review of the copies of such reports furnished to us, all of these reporting persons complied with the Section 16(a) filing requirements applicable to them with respect to transactions during the fiscal year ended March 31, 2003, other than Michael Kovens, who filed one Form 4 late with respect to a disposition of shares of Common Stock.

Director Compensation

          During the Company's fiscal year ended March 31, 2003, those directors who were employed by the Company received no additional compensation for serving as a director. Directors are eligible to participate in the Company's Non-Qualified Stock Option Plan, and Mr. Luskin, Dr. Silverman, and Dr. Seff each received an option to purchase 5,000 Shares at the last bid price as reported by the Over-the-Counter Bulletin Board on the last trading day prior to commencement of service as a director, 2,500 Shares of which are exercisable for a period of four years from and after the first anniversary of his commencement of service as a director, and 2,500 Shares of which are exercisable for a period of three years from and after the second anniversary of his commencement of service as a director. Each of these directors also received an option, exercisable for three business days, to purchase up to 25,000 Shares at the last bid price as reported by the Over-the-Counter Bulletin Board on the last trading day prior to commencement of service as a director. Furthermore, during the Company's fiscal year ended March 31, 2003, the Company paid to each of Mr. Luskin, Dr. Silverman, and Dr. Seff a $10,000 fee for annual service as a director, payable in cash or Shares (computed at the last bid price as reported by the Over-the-Counter Bulletin Board on the last trading day prior to commencement of service as a director).

              INFORMATION REGARDING SHARE OWNERSHIP OF MANAGEMENT

          The following table sets forth information with respect to the beneficial ownership of the Shares as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers of the Company as a group. For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934 requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of Shares represents sole voting and investment power with respect to those Shares.

   Name of Beneficial Owner        Shares Beneficially Owned  Percent of  Class
   ------------------------        -------------------------  -----------------
   Stephen C. Knepper (1)                   151,801                 12.9%
   Harvey B. Grossblatt (2)                  73,396                  6.6%
   Cary Luskin                               30,167                  2.7%
   Ronald A. Seff, M.D.                      39,515                  3.5%
   Howard Silverman, Ph.D. (3)                6,167                  0.3%
   Michael L. Kovens                        285,795                 25.4%
   All directors and executive
    officers as a group (6 persons) (4)     586,671                 47.0%

   --------------------

(1)  See footnote 1 under "Beneficial Ownership".
(2)  See footnote 3 under "Beneficial Ownership".
(3) Includes 2,500 Shares which Dr. Silverman presently has the right to acquire through the exercise of stock options. (4) See footnote 1-3 under "Beneficial Ownership".

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table reflects, with respect to the Chief Executive Officer and each executive officer of the Company whose annual compensation exceeded $100,000 in the fiscal year ended March 31, 2003, the aggregate amounts paid to or accrued for such officers as compensation for their services in all capacities during the fiscal years ended March 31, 2003, 2002 and 2001:

                                                   Annual Compensation                     Long-Term
    Name and                                          Other Annual       Compensation      All Other
Principal Position    Year      Salary      Bonus     Compensation          Options       Compensation
------------------    ----      ------      -----     ------------          -------       ------------
Stephen C. Knepper(1) 2003    $ 97,832    $110,219     $22,271(2)            35,000        $15,024(3)
 Chairman and Chief   2002      87,676      13,081      17,503(2)            42,500         12,762(3)
 Executive Officer    2001      55,132         ---      15,116(2)               ---            846(3)

Harvey B. Grossblatt  2003    $123,928    $120,219         ---               20,000        $15,655(4)
 President and Chief  2002    $128,849      13,081         ---               47,750         15,261(4)
 Financial Officer    2001    $124,780         ---         ---                5,000          2,890(4)

-------------------

(1) On October 23, 2001, Mr. Knepper was elected Chairman and Chief Executive Officer.
(2) Includes an automobile allowance of $12,000 for the fiscal year ended March 31, 2003, reimbursement of medical expenses in the amount of $11,292 for the fiscal year ended March 31, 2002, and payment of life insurance premiums in the amount of $4,861 for the fiscal year ended March 31, 2001.
(3) Represents: payment of term life insurance premiums in the amount of $1,624, $1,012, and $846 for the fiscal years ended March 31, 2003, 2002 and 2001, respectively; and Company contributions on behalf of the named officer to the Company's 401(k) Plan in the amount of $12,650 and $12,500 for the fiscal years ended March 31, 2003 and 2002, respectively.
(4) Represents: payment of term life insurance premiums in the amount of $2,255, $2,761, and $2,890 for the fiscal years ended March 31, 2003, 2002 and 2001, respectively; and Company contributions on behalf of the named officer to the Company's 401(k) Plan in the amount of $12,650 and $12,500 for the fiscal years ended March 31, 2003 and 2002, respectively.

Option Grants in Last Fiscal Year

          The following table sets forth information with respect to the grant of stock options during the Company's fiscal year ended March 31, 2003 to the executive officers named in the Summary Compensation Table:

                                                                                            Potential Realizable Value at
                                                                                            Assumed Annual Rates of Stock
                    Individual Grants                                                   Price Appreciation for Option Term (1)
--------------------------------------------------------------------------------------- --------------------------------------
                                             % of Total
                              No. of      Options Granted     Exercise or
                             Options      to Employees in     Base Price     Expiration
Name                         Granted       Fiscal Year         ($/Share)        Date      0%(2)        5%       10%
----                         -------      ---------------     -----------    ----------   -----       ----     ------

Stephen Knepper              20,000 (3)        22.47%            $4.50        06/27/07      -        $4,500    $9,000
Stephen Knepper              15,000 (3)        16.85%            $3.75        06/27/07      -        $1,875    $3,750

Harvey Grossblatt            20,000 (3)        22.47%            $4.50        03/31/07      -        $4,500    $9,000

(1) The 5% and 10% assumed rates of compensation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.
(2) Denotes realizable value at the date of grant which reflected a market value or higher valuation per share.
(3)  Five year option fully exercisable and vested.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

          The following table sets forth, for each of the executive officers named in the Summary Compensation Table, information with respect to the exercise of stock options during the Company's fiscal year ended March 31, 2003 and holdings of unexercised options at the end of the fiscal year:

                                     Shares
                                    Acquired                   Number of Unexercised       Value of Unexercised
                                       in          Value            Options/SARs         in-the-Money Options/SARs
              Name                  Exercise      Realized       at Fiscal Year End        at Fiscal Year End($)(1)
              ----                  --------      --------       ------------------        ------------------------

                                                              Exercisable Unexercisable    Exercisable Unexercisable
                                                              ----------- -------------    ----------- -------------

Stephen C. Knepper...............       --            --          52,500         --          $233,150          --
Harvey B. Grossblatt.............    6,250        18,188          60,312     12,438          $290,868     $58,564

----------------------------------
(1) Based on the excess of (i) the aggregate market value (closing price on the over-the-counter market) of the underlying Shares on March 31, 2003 over
     (ii) the aggregate exercise price of the options.

Executive Employment Agreements

          Harvey Grossblatt entered into an employment agreement with the Company effective April 1, 2002. The employment agreement provides that Mr. Grossblatt is employed for a term ending June 30, 2005 at an initial base annual salary of $122,500, subject to automatic annual cost of living increases and further subject to increases in the Board's discretion. Additionally, Mr. Grossblatt is entitled to bonus compensation for each fiscal year of the Company in which the Company earned pre-tax net income of at least $100,000, in an amount equal to 5% of pre-tax net income up to $1,000,000, 4% of pre-tax net income over $1,000,000 up to $2,000,000, 3% of pre-tax net income over $2,000,000 up to $3,000,000, and 1% of pre-tax net income over $3,000,000.

          Effective April 1, 2003, Mr. Grossblatt's Employment Agreement was amended to: (i) extend the term until July 31, 2008; (ii) increase the annual base salary to $180,000 subject to automatic annual cost of living increases up to 4%; and (iii) revise the annual bonus compensation to provide that the bonus is paid on pre-tax net income in excess of an amount equal to 8% of stockholders' equity as of the start of the fiscal year, as follows: 3% of all (after the 8% threshold) pre-tax net income up to $1,000,000, 4% of pre-tax net income from $1,000,000 to $2,000,000, 5% of pre-tax net income from $2,000,000 to $3,000,000,  6% of pre-tax net income from  $3,000,000 to  $4,000,000,  7% of pre-tax net income over $4,000,000.

          Under the Employment Agreement, Mr. Grossblatt has been granted an option to purchase 20,000 Shares at an exercise price of $4.50 per Share pursuant to the Company's Non-Qualified Stock Option Plan, and is also entitled to life, health and disability insurance benefits, medical reimbursement, automobile allowance, and Company-paid retirement plan contributions.

          If the employment agreement is terminated by the Company other than for cause or Mr. Grossblatt's death or disability, Mr. Grossblatt is entitled to receive a lump sum payment equal to Mr. Grossblatt's base salary for the balance of the employment agreement's term plus the amount of Mr. Grossblatt's last bonus and an additional lump sum payment payable on the date the term of the employment agreement would have expired equal to two times Mr. Grossblatt's base salary for the last 12 months plus the amount of Mr. Grossblatt's last bonus. In addition, Mr. Grossblatt would be entitled to receive the health insurance and medical reimbursement benefits for the balance of the term and a period of three years thereafter.

          If Mr. Grossblatt's employment is terminated following or in anticipation of a "change of control" of the Company, Mr. Grossblatt will be entitled to receive a lump sum payment equal to Mr. Grossblatt's base salary for the balance of the employment agreement's term and the amount of Mr. Grossblatt's last bonus, plus an amount equal to three times Mr. Grossblatt's base salary for the last 12 months and the amount of Mr. Grossblatt's last bonus, limited to 2.99 times Mr. Grossblatt's average annual taxable compensation from the Company which is included in his gross income for the five taxable years of the Company ending before the date on which the change of control occurs.

          If the employment agreement is terminated by the Company due to Mr. Grossblatt's death or disability, Mr. Grossblatt (or his estate) is entitled to the continuation of the payment of his base salary for the balance of the term, reduced, in the event of death, by any individual life insurance benefits the premiums for which are paid for by the Company, and in the event of disability, by any group or individual disability income insurance benefits the premiums for which are paid for by the Company. In addition, Mr. Grossblatt (or his estate) is entitled to the health insurance and medical reimbursement benefits for the longer of balance of the term or three years following the date of death or disability.

          The employment agreement generally prohibits Mr. Grossblatt from competing with the Company during the term and during any subsequent period during which he receives compensation from the Company.

                         REPORT OF THE AUDIT COMMITTEE

          The Audit Committee has reviewed and discussed with management the annual audited financial statements of the Company and its subsidiaries.

          The Audit Committee has discussed with Grant Thornton LLP, the independent auditors for the Company for the fiscal year ended March 31, 2003, the matters required to be discussed by Statement on Auditing Standards 61. The Board of Directors has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence.

          Based on the foregoing review and discussions, the Board of Directors approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003 for filing with the Securities and Exchange Commission.

          All of the members of the Audit Committee with respect to the Company's fiscal year ended March 31, 2003 are independent, as independence is defined in the listing standards of the American Stock Exchange.

                                            THE AUDIT COMMITTEE
                                            Cary Luskin
                                            Howard Silverman, Ph.D.


                         INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors has selected the firm of Grant Thornton LLP as the Company's independent public accountants for the current fiscal year. Grant Thornton LLP has served as the Company's independent public accountants since 1999. Representatives of Grant Thornton LLP are expected to be present at the meeting, and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

          The following is a description of the fees billed to the Company by Grant Thornton LLP (the "Auditor") during the fiscal years ended March 31, 2003 and 2002:

Audit Fees

          Audit fees include fees paid by the Company to the Auditor in connection with the annual audit of the Company's consolidated financial statements, and review of the Company's interim financial statements. Audit fees also include fees for services performed by the Auditor that are closely related to the audit and in many cases could only be provided by the Auditor. Such services include consents related to Securities and Exchange Commission and other regulatory filings. The aggregate fees billed to the Company by the Auditor for audit services rendered to the Company for the years ended March 31, 2003 and 2002 totaled $69,500 and $42,250, respectively.

Audit Related Fees

          Audit related services include due diligence services related to accounting consultations, internal control reviews, and employee benefit plan audits. The aggregate fees billed to the Company by the Auditor for audit related services rendered to the Company for the years ended March 31, 2003 and 2002 totaled $0 and $0, respectively.

Tax Fees

          Tax fees include corporate tax compliance, counsel and advisory services. The aggregate fees billed to the Company by the Auditor for the tax related services rendered to the Company for the years ended March 31, 2003 and 2002 totaled $5,000 and $5,000, respectively.

All Other Fees

          There were no other audit services provided in either year.

Approval of Independent Auditor Services and Fees

          The Company's Audit Committee reviews all fees charged by the Company's independent auditors, and actively monitors the relationship between audit and non-audit services provided. Effective April 1, 2003, the Audit Committee must pre-approve all services provided by the Company's independent auditors and fees charged. The Audit Committee has further mandated that all independent auditor services strictly adhere to the limitations contained within the SEC's release, "Strengthening the Commission's Requirements Regarding Auditor Independence", which was issued in final form in January 2003. The release restricts engagement of the independent auditors to perform non-audit services; requires Audit Committee pre-approval of all audit and non-audit services; addresses the duration of time certain independent auditor partners can serve on the audit engagement and the manner of the partners' compensation; restricts employment by the Company of senior engagement team personnel; requires the independent auditor to report certain matters to the Audit Committee; and requires certain disclosures to investors of information related to the nature of audit and non-audit services provided and associated fees. The Company's senior corporate financial management administers these requirements, and will report throughout the year to the Audit Committee.

                                 OTHER MATTERS

          The Board of Directors is not aware of any other matter which may be presented for action at the 2003 Annual Meeting of Stockholders, but should any other matter requiring a vote of the stockholders arise at the 2003 Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the discretion of the person or persons voting the proxies, discretionary authority to do so being included in the proxy.

          The cost of soliciting proxies will be borne by the Company. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses. Officers and directors may also solicit proxies.

          The nominee for election as director who receives the affirmative vote of the holders of a majority of the stock issued and entitled to vote at the Annual Meeting for the election of directors will be elected. In respect of any other matter, the affirmative vote of the holders of a majority of the stock issued and entitled to vote in respect of that matter is necessary to approve the matter.

          As a matter of policy, the Company will accord confidentiality to the votes of individual stockholders, whether submitted by proxy or ballot, except in limited circumstances, including any contested election, or as may be necessary to meet legal requirements. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company and will determine whether or not a quorum is present. Abstentions will be treated as Shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain Shares to vote on a particular matter, those Shares will be treated as present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining approval of that matter.

          Any stockholder desiring to present a proposal at the 2004 Annual Meeting of Stockholders and wishing to have that proposal included in the proxy statement for that meeting must submit the same in writing to the Secretary of the Company at 7-A Gwynns Mill Court, Owings Mills, Maryland 21117, in time to be received by March 26, 2004. In addition, the Bylaws of the Company provide that in order for a stockholder to nominate a candidate for election as a director at an Annual Meeting of Stockholders or propose business for consideration at such meeting, notice must be given to the Secretary of the Company no more than 150 days nor less than 120 days prior to the first anniversary of the mailing of the notice for the preceding year's Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to the provisions of our Bylaws must be delivered to the Secretary of the Company between February 25, 2004 and March 26, 2004. The persons designated by the Company to vote proxies given by stockholders in connection with the Company's 2004 Annual Meeting of Stockholders will not exercise any discretionary voting authority granted in such proxies on any matter not disclosed in the Company's 2004 proxy statement with respect to which the Company has not received written notice between February 25, 2004 and March 26, 2004 that a stockholder (i) intends to present such matter at the 2004 Annual Meeting, and (ii) intends to and does distribute a proxy statement and proxy card to holders of such percentage of the Shares required to approve the matter. If a stockholder fails to provide evidence that the necessary steps have been taken to complete a proxy solicitation on such matter, the Company may exercise its discretionary voting authority if it discloses in its 2004 proxy statement the nature of the proposal and how it intends to exercise its discretionary voting authority.

          Stockholders who do not plan to attend the Annual Meeting are urged to complete, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                                            By Order of the Board of Directors,


                                            HARVEY B. GROSSBLATT
                                            Secretary

Owings Mills, Maryland
July 24, 2003




          THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2003, TO EACH STOCKHOLDER WHO FORWARDS A WRITTEN REQUEST TO THE SECRETARY, UNIVERSAL SECURITY INSTRUMENTS, INC., 7-A GWYNNS MILL COURT, OWINGS MILLS, MARYLAND 21117.

                                   APPENDIX A
                      UNIVERSAL SECURITY INSTRUMENTS, INC.
                             AUDIT COMMITTEE CHARTER

                                     PURPOSE

          The role of the Audit Committee (the "Committee") is to oversee:

          o Management in the performance of its responsibility for the integrity of the Company's accounting and financial reporting, and its systems of internal controls;

          o The performance and qualifications of the independent auditor (including the independent auditor's independence);

          o    The performance of the Company's internal audit function; and

          o    The Company's compliance with legal and regulatory requirements.

          Consistent with this oversight function, the Committee shall authorize investigations into any matters within the Committee's responsibilities and, in doing so, the Committee shall have full access to the Company's records, employees, and independent auditor (with or without the presence of management).

          The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain legal, accounting or other advisors for advice and assistance. The Company shall pay the costs of retaining any advisors selected by the Committee.

          The Committee shall meet at least four times each year or more frequently as circumstances dictate. The Committee shall meet with the Company's independent auditor at least quarterly, and shall meet with the Company's Chief Financial Officer ("CFO") at least annually or more frequently as circumstances dictate.

          The Committee shall review and reassess the adequacy of this Charter at least annually. Any proposed changes shall be submitted to the Company's Board of Directors (the "Board") for its approval. The Committee shall annually evaluate the processes, activities and effectiveness of the Committee, including the composition, expertise, and availability of the Committee members.


                      STRUCTURE AND MEMBER QUALIFICATIONS

          The members of the Committee shall be annually appointed by the Board, and may be replaced by the Board according to the Company's Bylaws.

          The Committee shall have at least three members and shall consist solely of "independent" Directors, consistent with the listing standards of the American Stock Exchange and applicable legal requirements.

          The   membership   of  the   Committee   shall   have  the   following
qualifications:

          o Each member of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee.

          o At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

          o If the Board determines, at least one member shall qualify as an "audit committee financial expert" as defined by the Securities and Exchange Commission ("SEC").

          The Board will assess and determine the qualifications of the Committee members set forth in this Charter.

          The Board shall select the Audit Committee Chair. If a Chair is not designated or present, a Chair may be designated by a majority vote of the Committee members present.

                          RESPONSIBILITIES AND DUTIES

          The Committee recognizes that the Company's management is responsible for the completeness and accuracy of the Company's financial statements and disclosures and for maintaining effective internal controls. The Committee also recognizes that the independent auditor is responsible for auditing the Company's financial statements. Accordingly, management and the independent auditor have more knowledge and more detailed information about the Company than do Committee members and the Committee's primary responsibility is oversight. In carrying out its oversight responsibilities, the Committee will be relying, in part, on the expertise of management and the independent auditor.

          The Committee shall be responsible for the appointment, compensation, removal, and oversight of the work of the independent auditor. The independent auditors shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise.

          To fulfill this oversight responsibility, the Committee should receive reports from management and the independent auditor, as appropriate, to fulfill the following duties and responsibilities (which, to the extent permitted by applicable regulation, may be delegated to one or more members of the Committee):

Risk Assessment

          o Assess the Company's risk management process and the adequacy of the overall control environment, including controls in selected areas representing financial reporting, disclosure and compliance.

          o    Assess  any  fraud,  whether  or  not  material,   that  involves
               management or other employees who have a significant role in the Company's internal controls.

          o    Assess the annual scope and plans of the independent auditors.

Financial Reporting and Disclosure

          o    Review and discuss with  management and the  independent  auditor the annual audited and quarterly financial statements, related footnotes, disclosures made in the Management's Discussion and Analysis of Financial Condition and Results of Operations section of the Company's quarterly and annual SEC filings, the opinion of the independent auditor with respect to the audited financial statements, and the results of the independent auditor's quarterly review of the financial statements.

          o Review and discuss with management and the independent auditor any significant events, transactions, changes in accounting estimates, changes in important accounting principles and their application, and any major issues as to the adequacy of internal controls affecting the quality of the Company's financial reporting.

          o Review, in conjunction with its review of the quarterly and annual reports, the process for the Chief Executive Officer ("CEO") and CFO certifications with respect to the financial statements and the Company's disclosure and internal controls.

          o Evaluate all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data.

          o Review and discuss with management any proposed public release of earnings information, as well as financial information provided to analysts and rating agencies.

Independent Auditor Oversight Responsibilities

          o Based upon a report from the independent auditor at least annually, review (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any recent inquiry or investigation by governmental or professional authorities respecting one or more independent audits carried out by the firm and (c) any steps taken to address any such issues.

          o Ensure that the independent auditor submits, on a periodic basis, a formal written statement delineating all relationships between the independent auditor and the Company, as required by the Independence Standards Board, Standard No. 1; discuss the statement with the independent auditor and evaluate the relationships and services that may affect the auditor's objectivity and independence; take appropriate action to satisfy itself of the auditor's independence.

          o Review matters related to the conduct of the annual audit, which are required to be communicated by AICPA Statement of Auditing Standards 61 and other generally accepted auditing standards.

          o Conduct the annual discussion with the independent auditor on the quality and acceptability of the Company's accounting principles and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the potential impact of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          o    Review the independent auditor's management letter.

          o Review with the independent auditor any audit problems or difficulties and management's response.

          o Approve in advance all audit and non-audit services to be provided by, and all fees to be paid to, the independent auditor or devise policies delegating pre-approval authority to one or more members of the Committee.

Ethical, Legal and Regulatory Compliance Matters

          o Assess the Company's processes regarding compliance with applicable laws, regulations and any code of business ethics adopted by the Board, including those matters that could have a significant impact on the financial statements, compliance with policies, reports from regulators and the provisions of any such code of business ethics applicable to the CEO and the Company's senior financial officers as defined by the SEC rules.

          o Assess the Committee's procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and
               (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

          o Review reports and disclosures of significant conflicts of interest and related-party transactions.


                                     REPORTS

          The Committee shall report to the Board with respect to its activities as promptly as practicable following each meeting of the Committee. The Committee shall report to Stockholders in the Company's proxy statement for its annual meeting, whether the Committee has satisfied its responsibilities under this Charter.

                                      PROXY

                      UNIVERSAL SECURITY INSTRUMENTS, INC.
                              7-A Gwynns Mill Court
                          Owings Mills, Maryland 21117

          This Proxy is Solicited on Behalf of the Board of Directors of Universal Security Instruments, Inc. The undersigned hereby appoints Stephen C. Knepper and Harvey B. Grossblatt, and each of them, as proxies, each with the power of substitution, to attend the Annual Meeting of Stockholders of Universal Security Instruments, Inc., a Maryland corporation (the "Company"), to be held at Marriott's Hunt Valley Inn, 245 Shawan Road, Hunt Valley, Maryland, on September 8, 2003, at 9:00 AM, local time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.



1.   FOR the following nominee for director:

     Ronald A. Seff, M.D.                                                ______

     WITHHOLD AUTHORITY as to the following nominee for director:

     Ronald A. Seff, M.D.                                                ______

The elected Director will serve for a term expiring at the 2006 annual meeting and until his successor is duly elected and qualifies.

2. In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on any other matter which properly comes before the meeting and any adjournments or postponements thereof.

                          [REVERSE SIDE OF PROXY CARD]

The votes entitled to be cast by the undersigned will be cast as instructed in this Proxy. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the nominee for director and in the discretion of the proxies on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name appears on your proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                            PLEASE MARK, SIGN, DATE AND MAIL THE
                                            CARD IN THE ENCLOSED ENVELOPE.


DATED: __________________________, 2003
Signature______________________________________

DATED: __________________________, 2003
Signature_____________________________________